REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT, dated as of February 3, 2000 (this "Agreement"), by and between Educational Video Conferencing, Inc., a Delaware corporation, with principal executive offices located at 35 East Grassy Sprain Road, Yonkers, NY 10710 (the "Company"), and The Shaar Fund Ltd. (the "Initial Investor").

          WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement dated as of February 3, 2000, by and between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor (i) 400,000 shares of Series A 7.5% Convertible Preferred Stock, par value $.0001 per share (the "Preferred Shares") which, upon the terms of and subject to the conditions of the Company's Certificate of Designation which was amended by the Company's Amended Certificate of Designation which was further amended by the Company's Second Amended Certificate of Designation (the "Certificate of Designation"), are convertible into shares of the Company's common stock, par value $.0001 per share (the "Common Stock") and (ii) Common Stock Purchase Warrants (the "Warrants") to purchase shares of Common Stock; and

          WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide with respect to the Common Stock issued or issuable in lieu of cash dividend payments on the Preferred Shares, upon conversion of the Preferred Shares and exercise of the Warrants certain registration rights under the Securities Act;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Definitions

          (a) As used in this Agreement, the following terms shall have the meanings:

               (i) "Affiliate," of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

               (ii) "Closing Date" means the date and time of the issuance and sale of the Preferred Shares and the Warrants.

               (iii) "Commission" means the Securities and Exchange  Commission.

               (iv) "Current Market Price" on any date of determination means the closing bid price of a share of the Common Stock on such day as reported on the Nasdaq SmallCap Market ("Nasdaq"); provided, if such security is not listed or admitted to trading on the Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be.



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

               (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

               (vi) "Investor" means each of the Initial Investor and any transferee or assignee of Registrable Securities which agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 8 hereof.

               (vii) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

               (viii) "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

               (ix) "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

               (x) "Registrable Securities" means the Common Stock issued or issuable (i) in lieu of cash dividend payments on the Preferred Shares,
     (ii) upon conversion or redemption of the Preferred Shares or (iii) upon exercise of the Warrants; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

               (xi) "Registration Statement" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

               (xii) "Restricted Security" means any share of Common Stock issued or issuable in lieu of cash dividend payments on the Preferred Shares, upon conversion or redemption of the Preferred Shares or exercise of the Warrants except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.



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

               (xiii) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

          (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Securities Purchase Agreement.

          2. Registration

          (a) Filing and Effectiveness of Registration Statement. The Company shall prepare and file with the Commission not later than the date five (5) business days after the date the Company files the Form 10K for its fiscal year ending December 31, 1999, but in no event later than April 15, 2000, a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but in no event later than June 30, 2000, registering a number of shares equal to 19.9% of the total number of shares of Common Stock then outstanding. The Company shall promptly (and, in any event, no more than 24 hours after it receives comments from the Commission), notify the Buyer when and if it receives any comments from the Commission on the Registration Statement and promptly forward a copy of such comments, if they are in writing, to the Buyer. At such time after the filing of the Registration Statement pursuant to this Section 2(a) as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement, the Company shall promptly, and in no event later than two business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within 48 hours of the Commission's receipt of such request. Except for the securities listed on Schedule 2(a), the Company shall not include any other securities in the Registration Statement relating to the offer and sale of the Registrable Securities. The Company shall notify the Initial Investor by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.

          (b) Registration Default. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a), is not (i) filed with the Commission within the time period specified in
Section 2(a) or (ii) declared effective by the Commission on or before June 30, 2000 (either of which, without duplication, an "Initial Date"), then the Company shall make the payments to the Initial Investor as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 2% (the "Liquidated Damage Rate") of the Purchase Price (as defined in the Securities Purchase Agreement) from the Initial Date to the first Computation Date and for each Computation Date thereafter, calculated on a pro rata basis to the date on which the Registration Statement is filed with (in the event of an Initial Date pursuant to clause (i) above) or declared effective by (in the event of an Initial Date pursuant to clause (ii) above) the Commission (the "Periodic Amount") provided, however, that in no event shall the liquidated damages be less than $25,000; provided, further, however, that if the Registration Statement is not declared effective by the Commission within 210 days after the Initial Date set forth in clause (ii) above, then the Liquidated Damage Rate shall increase to 4%; provided, further, however, that the Liquidated Damage Rate shall increase by 1% for each 30 day period after the 210th day after the Initial Date set forth in clause (ii) above that the Registration Statement is not declared effective by the Commission. The full Periodic Amount shall be paid by the Company to the Initial Investor by wire transfer of immediately available funds within three days after each Computation Date.



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

          As used in this Section 2(b), "Computation Date" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

          (c) Eligibility for Use of Form S-3. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

          (d) Additional Registration Statement. In the event the Current Market Price declines to $10 per share or less and each time thereafter that the Current Market Price declines by 20% (each such date, a "Decline Date"), the
Company shall, to the extent required by the Securities Act (because the additional shares were not covered by the Registration Statement filed pursuant to Section 2(a)), as reasonably determined by the Initial Investor, file an additional Registration Statement with the Commission for such additional number of Registrable Securities as would be issuable upon conversion of the Preferred Shares and exercise of the Warrants (the "Additional Registrable Securities") in addition to those previously registered, assuming (x) with respect to the first Additional Registration Statement, a Conversion Price of $5 per share and (y) with respect to each succeeding Additional Registration Statement, a Conversion Price of 20% less than the Conversion Price assumed with respect to the immediately preceding Additional Registration Statement. The Company shall, to the extent required by the Securities Act, as reasonably determined by the Initial Investor, prepare and file with the Commission not later than the 30th day thereafter, a Registration Statement relating to the offer and sale of such Additional Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than 60 days thereafter. The Company shall not include any other securities in the Registration Statement relating to the offer and sale of such Additional Registrable Securities.

          If the Additional Registration Statement is not (i) filed with the Commission within 30 days after the Decline Date or (ii) declared effective by the Commission within 90 days after the Decline Date (either of which, without duplication, an "Additional Registration Date"), then the Company shall make the payments to the Initial Investor at the Liquidated Damage Rate from the Additional Registration Date to the first Additional Computation Date and for each Additional Computation Date thereafter, calculated on a pro rata basis to the date on which the Additional Registration Statement is filed with (in the event of an Additional Registration Date pursuant to clause (i) above) or declared effective by (in the event of an Additional Registration Date pursuant to clause (ii) above) the Commission (the "Additional Periodic Amount") provided, however, that in no event shall the liquidated damages be less than $25,000; provided, further, however, that if the Additional Registration Statement is not declared effective by the Commission within 120 days after the Additional Registration Date set forth in clause (ii) above, then the Liquidated Damage Rate shall increase to 4%; provided, further, however, that the Liquidated Damage Rate shall increase by 1% for each 30 day period after the 120th day after the Additional Registration Date set forth in clause (ii) above that the Additional Registration Statement is not declared effective by the Commission. The full Additional Periodic Amount shall be paid by the Company to the Initial Investor by wire transfer of immediately available funds within three days after each Additional Computation Date.



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

          As used in this Section 2(d), "Additional Computation Date" means the date which is 30 days after the Additional Registration Date and, if the Additional Registration Statement required to be filed by the Company pursuant to this Section 2(d) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Additional Computation Date until such Additional Registration Statement is so declared effective.

          (e) (i) If the Company proposes to register any of its warrants, Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock or any other shares of common stock of the Company issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to each Investor, which notice shall set forth such Investor's rights under this Section 2(e) and shall offer such Investor the opportunity to include in such registration statement such number of Registrable Securities as such Investor may request. Upon the written request of any Investor made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investor), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by each Investor, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, however, that (A) if such registration involves a Public Offering, each Investor must sell its Registrable Securities to any underwriters selected by the Company with the consent of such Investor, which consent will not be unreasonably withheld, on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to each Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company's obligations under this Section 2(e) shall terminate on the date that the registration statement to be filed in accordance with Section 2(a) is declared effective by the Commission.

               (ii) If a registration pursuant to this Section 2(e) involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, Warrants or other shares of Common Stock that the Company and the Investors intend to include in such registration exceeds the largest number of shares of Common Stock or Warrants (including any other shares of Common Stock or Warrants of the Company) that can be sold without having an adverse effect on such Public Offering (the "Maximum Offering Size"), the Company will include in such registration only such number of shares of Registrable Securities, as applicable, as does not exceed the Maximum Offering Size, and the number of shares in the Maximum Offering Size shall be allocated among the Company, the Investors and any other sellers of Common Stock or Warrants in such Public Offering ("Third-Party Sellers"), first, pro rata among the
     Investors until all the shares of Registrable Securities originally proposed to be offered for sale by the Investors have been allocated, and second, pro rata among the Company and any Third-Party Sellers, in each case on the basis of the relative number of shares of Registrable
     Securities   originally   proposed  to  be  offered  for  sale  under  such


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

     registration by each of the Investors, the Company and the Third-Party Sellers, as the case may be. If as a result of the proration provisions of this Section 2(e)(ii), any Investor is not entitled to include all such Registrable Securities in such registration, such Investor may elect to withdraw its request to include any Registrable Securities in such registration. With respect to registrations pursuant to this Section 2(e), the number of securities required to satisfy any underwriters' over-allotment option shall be allocated among the Company, the Investors and any Third-Party Seller pro rata on the basis of the relative number of securities offered for sale under such registration by each of the Investors, the Company and any such Third-Party Sellers before the exercise of such over-allotment option.

          3. Obligations of the Company

          In connection with the registration of the Registrable Securities, the Company shall:

          (a) Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of five years from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and
(B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3(a), the Company may, during the Registration Period, suspend the use of the Prospectus for a period not to exceed 45 days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons, including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, the Company shall provide the Investors with written notice of the termination of such suspension;

          (b) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;



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

          (c) (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide (A) draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and (B) to the Investors a copy of the accountant's consent letter to be included in the filing and (ii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (d) (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Investors who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such  jurisdiction;

          (e) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

          (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

          (g) Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

          (h) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;



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

          (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investor may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

          (j) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

          (k) Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (l) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

          (m) (i) Make reasonably available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration
Statement, and any attorney, accountant or other agent retained by such Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such Investors and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Investors and other parties;

          (n) In connection with any underwritten offering, make such representations and warranties to the Investors participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

          (o) In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

          (p) In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;

          (q) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any; and

          (r) In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

          4. Obligations of the Investors

          In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least seven days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least two business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor and have no further obligations to the Non-Responsive Investor;

          (b) Each Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and

          (c) Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          5. Expenses of Registration

          All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to
Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees of one firm of counsel to the holders of a majority in interest of the Registrable Securities shall be borne by the Company.

          6.  Indemnification  and  Contribution

          (a) The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

          (b) Indemnification by the Investors and Underwriters. Each Investor agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein; provided, however, that no Investor or underwriter shall be liable under this Section 6(b) for any amount in excess of the net proceeds paid to such Investor or underwriter in respect of shares sold by it, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any

Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

          (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this
Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) Notwithstanding any other provision of this Section 6, in no event shall any (i) Investor be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

          (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

          7. Rule 144

          With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts to:

          (a) comply with the provisions of paragraph (c) (1) of Rule 144; and

          (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

          8. Assignment

          The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any permitted transferee of all or any portion of such Registrable Securities (or all or any portion of any Preferred Shares or Warrant of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

          9. Amendment and Waiver

          Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority-in-interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company.

          10. Changes in Common Stock

          If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, reverse split, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          11. Miscellaneous

          (a) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) If, after the date hereof and prior to the Commission declaring the Registration Statement to be filed pursuant to Section 2(a) effective under the Securities Act, the Company grants to any Person any registration rights with respect to any Company securities which are more favorable to such other Person than those provided in this Agreement, then the Company forthwith shall grant (by means of an amendment to this Agreement or otherwise) identical registration rights to all Investors hereunder.

          (c) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three days after the date of deposit in the United States mails, as follows:

          (i)   if to the Company, to:

                Educational Video Conferencing, Inc.
                35 East Grassy Sprain Road
                Yonkers, NY 10710
                Attention: Dr. Arol I. Buntzman
                (914) 787-3500
                (914) 395-3498 (fax)

                with a copy to:

                Fischbein, Badillo, Wagner, Harding
                909 3rd Avenue, 17th Floor
                New York, NY 10022
                Attention:  Joseph D. Alperin, Esq.
                (212) 826-2000
                (212) 644-3601 (fax)

          (ii)  if to the Initial Investor, to:

                The Shaar Fund Ltd.,
                c/o Levinson Capital Management
                2 World Trade Center, Suite 1820
                New York, NY  10048
                Attention:  Samuel Levinson
                (212) 432-7711
                (212) 432-7771 (Fax)

                with a copy to:

                Cadwalader, Wickersham & Taft
                100 Maiden Lane
                New York, NY 10038
                Attention:  Dennis J. Block, Esq.
                (212) 504-5555
                (212) 504-5557 (Fax)

          (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company.

The Company, the Initial Investor or any Investor may change the foregoing address by notice given pursuant to this Section 11(c).

          (d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (e) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          (f) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (g) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities, other than those securities listed on Schedule 2(a), in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in interest of the Registrable Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. The restrictions on the Company's rights to grant registration rights under this paragraph shall terminate on the date the Registration Statement to be filed pursuant to Section 2(a) is declared effective by the Commission.

          (h) This Agreement, the Securities Purchase Agreement, the Escrow Instructions, dated as of a date even herewith (the "Escrow Instructions"), between the Company, the Initial Investor and Cadwalader, Wickersham & Taft, the Preferred Shares and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement, the Securities Purchase Agreement, the Escrow Instructions, the Certificate of Designation and the Warrants supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

          (i) Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (j) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (k) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          (l) The Company acknowledges that any failure by the Company to perform its obligations under Section 3, or any delay in such performance could result in direct damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by such failure or delay.

          (m) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                            [SIGNATURE PAGE FOLLOWS.]

          In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                              Educational Video Conferencing, Inc.



                              By: /s/ Dr. Arol I. Buntzman
                                  ----------------------------------------------
                                  Name:  Dr. Arol I. Buntzman
                                  Title: Chairman & CEO


                              The Shaar Fund Ltd.




                                  By: /s/ Declan Quilligan /s/ Henriette DeVries
                                      ------------------------------------------
                                      Name:  Inter Caribbean Services Ltd.
                                      Title: Director



                                  By: /s/ Uri Wolfson
                                      ------------------------------------------
                                      Uri Wolfson

                                                                   SCHEDULE 2(a)

                               REGISTRATION RIGHTS

     The following persons and entities have registration rights with respect to the number of shares of Common Stock appearing opposite their names below:

Shareholders                            Number of Shares
------------                            ----------------

American International Investors         20,000(1)
Ellen and Alan Rutsky                     2,500(1)
Cynthee and Steve Karlin                  2,500(1)
Robin and Steven Levy                     2,500(1)
George Sinel                              6,250(1)
Tayside Trading, Ltd.                   250,000(1)
B&H Investments Ltd.                    221,864(1)
Andrew Lee                                1,250(1)
Estate of Jack Geddy Goldberg             6,250(1)
John Daly                                 2,500(1)
CJG Holding Corp.                         2,500(1)
Gerald W. Lanclos                         7,250(1)
Richard and Maureen Wiencek               6,250(1)
James Molitor                             7,250(1)
Joseph Lietner                           63,637(1)
Russell Lascala                           5,000(1)
Arthur H. Goldberg                       10,000(1)
DEWI Investments                        533,334(1)
American Intl Investors                  10,000(2)
Mr. Eugene L. Crance                      1,000(2)
Mr. Leonard M. Goldberg                     500(2)
Ellen and Alan Rutsky                     1,000(2)
Cynthee and Steve Karlin                  1,000(2)
Robin and Steven Levy                     1,000(2)
George Sinel                              2,500(2)
Tayside Trading, LTD                    100,000(2)
Tayside Trading, LTD                     50,000(2)
Andrew Lee                                  500(2)
Estate of Jack Geddy Goldberg             2,500(2)
John Daly                                 1,000(2)
CJG Holding Corp.                         1,000(2)

Shareholders                            Number of Shares
------------                            ----------------

Gerald W. Lanclos                         3,000(2)
Richard and Maureen Wiencek               7,500(2)
James Mollitor                            2,500(2)
Joseph Leitner                           25,455(2)
First Geneve Holdings S.A.               18,296(2)
B&H Investments LTD.                     24,727(2)
First Geneve Holdings S.A.               10,978(2)
Russell Lascala                           2,000(2)
American International Investors          8,000(2)
Arthur H. Goldberg                        4,000(2)
Adelphi University warrants              37,500(2)
B&H Investments                          21,818(2)
First Geneve Holdings S.A.                4,773(2)
First Geneve Holdings S.A.               25,000(2)
Arthur H. Goldberg                       25,000(2)
Arthur H. Goldberg                       75,000(2)
Peter J. Solomon Limited                 50,000(2)
Prime Charter Ltd.                      120,000(2)
Bruce R. Kalisch                         25,000(2)
J.P. Turner & Company, L.L.C.                (3)
Alfus Financial Services, LLC                (4)

___________________

(1) Shares of common stock owned (1,150,085).
(2) Shares of stock purchasable upon exercise of warrants.
(3) The Company is obligated to issue warrants, upon the closing of this Agreement to J.P. Turner & Company, L.L.C. to purchase two-thirds of the
                                                                 .
    number  of  shares of Common Stock that is  equal  to 80,000 - 115% of  the
                                                                 .
    average of the closing prices of the Common Stock for the five days prior to the closing of this Agreement.
(4) The Company is obligated to issu warrants, upon the closing of this Agreement, to Alfus Financial Services, LLC to purchase one-third of the number of shares of  Common Stock  that  is  equal to 80,000  - 115% of  the
                                                                  .
    average of the closing prices of the Common Stock for the five days prior to the closing of this Agreement

                                       2